                                                         EXHIBIT 24

                             POWER OF ATTORNEY

The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 25, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated: August 13, 1996


                                      PAUL E. BRAGDON
                                      _______________
                                      Paul E. Bragdon

                             POWER OF ATTORNEY

The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 25, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 12, 1996


                                      PAUL C. ELY, JR.
                                      ________________
                                      Paul C. Ely, Jr.

                             POWER OF ATTORNEY

The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 25, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 14, 1996


                                      A. M. GLEASON
                                      _____________
                                      A. M. Gleason

                             POWER OF ATTORNEY

The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 25, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 13, 1996


                                      WAYLAND R. HICKS
                                      ________________
                                      Wayland R. Hicks

                             POWER OF ATTORNEY

The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 25, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 12, 1996


                                      JEROME J. MEYER
                                      _______________
                                      Jerome J. Meyer

                             POWER OF ATTORNEY

The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 25, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 12, 1996


                                      KEITH R. MCKENNON
                                      _________________
                                      Keith R. McKennon

                             POWER OF ATTORNEY

The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 25, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 11, 1996


                                      A. GARY AMES
                                      ____________
                                      A. Gary Ames

                              POWER OF ATTORNEY

The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 25, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  July 26, 1996


                                      WILLIAM D. WALKER
                                      _________________
                                      William D. Walker

                              POWER OF ATTORNEY

The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 25, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 12, 1996


                                      JEAN VOLLUM
                                      ___________
                                      Jean Vollum

                              POWER OF ATTORNEY

The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 25, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 12, 1996


                                       MERRILL A. MCPEAK
                                       _________________
                                       Merrill A. McPeak

                              POWER OF ATTORNEY

The undersigned constitutes and appoints JEROME J. MEYER, CARL W. NEUN and JOHN P. KARALIS and each of them, as the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Tektronix, Inc. Annual Report on Form 10-K for the year ended May 25, 1996 and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  August 12, 1996


                                      PAULINE LO ALKER
                                      ________________
                                      Pauline Lo Alker